SETTLEMENT AGREEMENT, WAIVER AND RELEASE OF CLAIMS

This Settlement Agreement, Waiver and Release of Claims (this "***Agreement***"), dated December 3, 2020 (the "***Effective Date***"), is entered into by and between Rogue One, Inc (Formerly Fresh Promise Foods, Inc.), a Nevada corporation ("***Buyer***" or the "***Company***"), James L. Robinson, a married man with principal residence address at 12411 Osborne Street, Unit 75, Pacoima, California 91331 ("***Robinson***"), Creative Edge Nutrition, Inc., Giddy Up Energy Products, Inc., formerly a California corporation, and Creative Edge Nutrition, Inc., a Nevada corporation (jointly and as used herein as the "***Seller***"). Further, and as used herein, the term "***Parties***" shall refer to the Buyer and the Seller jointly.

WHEREAS:

A. Each of the Parties acknowledge and agree that they are parties to that certain Asset Purchase Agreement, dated as of June 27, 2017 (as attached hereto as Exhibit A-1, the "***Purchase Agreement***") wherein the Buyer acquired from Seller certain assets (the "***Subject Assets***") and assumed certain liabilities of Giddy Up Energy Products, Inc. (also referenced herein as the "***Subject Company***") from the Creative Edge Nutrition, Inc. (the "***Seller Company***").

B. Each of the Parties warrant and represent that: (i) the Purchase Agreement was entered into effective June 27, 2017 and it remains a valid and fully enforceable agreement between the parties thereto; (ii) the Purchase Agreement has not been amended, modified, revised, or supplemented in any respect; and (iii) the rights and duties of the Buyer, the Seller Company, and all other necessary third parties as recited in the Purchase Agreement are entirely accurate and enforceable effective June 27, 2017 (the "***Effective Acquisition Date***") and at all times thereafter to the Effective Date herein.

C. The Parties warrant and represent that they seek to fully and mutually rescind the Purchase Agreement and, in so doing, for the Seller to acquire the Subject Assets and, at the same time, for each of the Parties to fully and forever waive and release all claims, both known and unknown, that each has or may have against any other party whether arising out of the Purchase Agreement or otherwise and whether in tort or contract (the "***Subject Claims***") and for each of the Parties to fully and without qualification, indemnify and hold all other Parties harmless from and against any Subject Claims, both known and unknown,

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D. Each of the Parties warrant and represent that they have not, at any time, in whole or in part, assigned, transferred, or conveyed any of their rights and interests as set forth in the Purchase Agreement and the Buyer further warrants and represents that it is able to assign, transfer and convey all right, title and interest in and to certain of the Subject Assets that were originally owned and held by the Subject Company (as originally acquired by the Buyer on the Effective Acquisition Date pursuant to the Purchase Agreement) but in so doing, each of the Parties further acknowledge and agree that the Buyer has not and will not be making any warranty of merchantability or warranty of fitness with respect to the Subject Assets.

E. Robinson and the Sellers acknowledge and agree that notwithstanding the terms and conditions of the Purchase Agreement, the Buyer did not transfer and has never received any rights to the Subject Company's patents, copyrights, or any other intellectual property rights (the "***Subject Company Intellectual Property Rights***") and that all of the Subject Company Intellectual Property Rights have, at all times, been and remain held at all times by Robinson.

F. Each of the Sellers acknowledges and agrees that they: (i) are sophisticated and experienced in business and investment matters involving small, early-stage companies with no recent record of generating sales revenues, profits and positive cash flow or any of them; (ii) have had a pre-existing relationship with the Buyer that has preceded the date of this Agreement by more than six (6) months.

G. Robinson warrants and represents that he has not, at any time, assigned, transferred, or conveyed, in whole or in part, any rights, interests, or claims that he has or may have against the Company, whether known or unknown, and that he has a full and unqualified right to enter into this Agreement and to fully and finally release the Company from and against all claims that he has or may have, whether in tort, contract, or on any other basis.

H. In the interest of furthering the business interest of both parties, the parties have agreed to enter into an exclusive licensing agreement for the Giddy Up brand in the category of alcoholic beverages. The terms of this licensing agreement will be defined under a separate 'Licensing Agreement" that will be executed by both parties within 30 days of the execution of this Settlement Agreement.

I. The Parties acknowledge and agree that this Agreement supersedes and replaces all prior and contemporaneous oral and written agreements and understandings between the Parties hereto with respect to the subject matter of this Agreement.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS

1.01 Incorporation of Recitals. Each and every one of the foregoing recitals (as set forth on the first and second page of this Agreement) are entirely contractual in nature and are incorporated herein as part of this Agreement as a material term of this Agreement.

1.02 No Admission of Liability. This Agreement shall not be construed as an admission by any Party of any validity or invalidity of such Party's claims or defenses in any action or proceeding. Neither this Agreement's terms nor the fact of this Agreement shall be offered or received in evidence or be admissible for any reason in any form in any action or proceeding in any court or tribunal (other than an action to enforce the terms hereof), or used, publicized or disclosed in any manner as an admission, concession or evidence of any liability or wrongdoing of any nature by any Party.

1.03 Release of Claims. In consideration of the Buyer's transfer and assignment of all of Buyer's rights to the Subject Assets to Robinson and the Sellers:

1.03.01 Robinson, the Sellers, and each of them, on their own behalf and on behalf of each of their successors in interest, and assigns hereby fully and forever release, acquit and discharge all other parties to this Agreement, and their respective heirs, successors in interest, officers, directors, shareholders, agents, employees, assigns, subsidiaries, parent corporations, sister corporations, affiliates, trustees, trustors, beneficiaries, attorneys, and each of them (all of which collectively as the "***Buyer Persons***"), of and from any and all liabilities, claims, demands, actions, causes of action and rights (contingent, accrued or otherwise) which they may have against the Buyer, the Buyer Persons and all of them;

1.03.02 Robinson, the Sellers and each of them agree that:

(A) the sum of Ten Thousand Dollars ($10,000.00) shall be delivered, deposited, and released to the Buyer on or before January 31, 2021 (the "***Deposit Date***"), via wire transfer to

Routing No.
Bank Account No.
Account Name: William M. Aul, Attorney at Law Client Trust Account
Bank Address:
JP MORGAN CHASE BANK, NA
4111 Governor Drive
San Diego, California 92122
TEL. NO: 858-453-9383

And

(B) that certain Secured Promissory Note attached hereto as **Exhibit B** (attached hereto and incorporated by reference herein) (the "***Secured Note***") shall be duly executed by James F. Robinson and by ____________ (both jointly as the "***Promisors***") and fully and individually guaranteed by each

of the "***Promisors***" The Parties acknowledge and agree that the Secured Note is secured with first security interest in and to the Subject Assets.

1.03.03 To the extent possible, the Parties intend that this Agreement constitute a rescission within the meaning of Internal Revenue Service ("***IRS***") Revenue Ruling 80-58 and applicable IRS rules and regulations thereunder and the Parties agree to report this Agreement and the transactions underlying this Agreement consistent with the meaning of a rescission thereunder.

1.03.04 Each of the Parties agree to furnish or cause to be furnished to each other upon request and as promptly as practicable such other reasonable information (including reasonable access to books and records) and such other reasonable information and reasonable assistance relating to the Agreement as is reasonably necessary for the filing of any tax or information return, for the preparation of any tax audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed tax adjustment.

1.04 Waiver of Statutory Rights. Robinson, the Sellers, and each of them, on their own behalf and on behalf of each of their successors in interest, and assigns, hereby fully and forever waive all rights which may exist under Section 1542 of the Civil Code of the State of California, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OF OR EXPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

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1.05 Indemnification by Robinson and each of the Sellers. Robinson and each of the Sellers hereby indemnify each person and entity released and discharged, and their respective heirs, successors in interest, officers, directors, shareholders, agents, employees, assigns, subsidiaries, parent corporations, sister corporations, affiliates, trustees, trustors, beneficiaries, attorneys and each of them and shall hold them harmless from and against any and all loss, expense and/or liability arising directly or indirectly out of the enforcement or attempted enforcement by anyone against any such indemnitee of any of the same liabilities,

claims, demands, actions, causes of action and rights released and discharged by Robinson and each of the Sellers, respectively, including, but not limited to, any claims, liabilities, or losses that occurred from and after the Acquisition Effective Date.

1.06 Representations and Warranties of Robinson and each of the Sellers. As a material inducement to the Buyer to enter into this Agreement, Robinson and each of the Sellers represent and warrant to the Buyer as follows:

1.06.01 Authority for Agreement. Robinson and each of the Sellers have full power, authority and legal right and capacity to enter into and perform their obligations under this Agreement and each other document contemplated hereby to which they are or will be a party and to consummate the transactions contemplated hereby and thereby. Robinson and reach of the Sellers have duly approved this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby and has authorized the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby. No other proceedings on the part of Robinson or any one or more of the Sellers, whether by the officers, directors, shareholders, or otherwise, are necessary to approve and authorize the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby. This Agreement and the other documents contemplated hereby to which Robinson and the Sellers are a party have been duly executed and delivered by them to the Buyer are legal, valid and binding obligations of them, enforceable against each of them in accordance with their respective terms.

1.06.02 No Violation to Result. The execution, delivery and performance by Robinson and each of the Sellers of this Agreement and the other documents contemplated hereby and the consummation by the Parties of the transactions contemplated hereby and thereby, do not and will not, directly or indirectly (with or without notice or lapse of time): (i) violate, breach, conflict with, constitute a default under, accelerate or permit the acceleration of the performance required by any note, debt instrument, security agreement, mortgage or any other contract to which Robinson, the Sellers, and each of them is a party or by which Robinson, the Sellers or any combination of them are bound or any material law, judgment, decree, order, rule, regulation, permit, license or other legal requirement of any government authority applicable to Robinson, the Sellers, or any combination of them; (ii) give any government authority or other person the right to challenge any of the transactions contemplated by this Agreement; or (iii) result in the creation or imposition of any encumbrance, lien, or claim, or the possibility of any encumbrance, lien or claim, or restriction in favor of any person upon the Buyer or any of the properties or assets of the Buyer. No notice to, filing with, or consent of, any person is necessary in connection with this Agreement, is or will be triggered by, the execution, delivery or performance by Robinson, the Sellers, or any of them as a result of this Agreement and the

other documents contemplated hereby nor the consummation by the Buyer of the transactions contemplated hereby or thereby.

1.07 Representations and Warranties of Buyer. As a material inducement to Robinson and each of the Sellers to enter into this Agreement, Buyer represents and warrants to Robinson and each of the Sellers as follows:

1.07.1 Authority for Agreement. The Buyer has full power, authority and legal right and capacity to enter into and perform Investor's obligations under this Agreement and each other document contemplated hereby to which Investor is or will be a party and to consummate the transactions contemplated hereby and thereby. The Buyer's Board of Directors has duly approved this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby and has authorized the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby. No other proceedings on the part of Buyer whether by the officers, directors, stockholders, or otherwise, are necessary to approve and authorize the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby. This Agreement and the other documents contemplated hereby to which the Buyer is a party have been duly executed and delivered by Investor and are legal, valid and binding obligations of the Buyer, enforceable against Buyer in accordance with their respective terms.

1.07.2 No Violation to Result. The execution, delivery and performance by the Buyer of this Agreement and the other documents contemplated hereby and the consummation by the Buyer of the transactions contemplated hereby and thereby, do not and will not, directly or indirectly (with or without notice or lapse of time): (i) violate, breach, conflict with, constitute a default under, accelerate or permit the acceleration of the performance required by any note, debt instrument, security agreement, mortgage or any other contract to which the Buyer is a party or by which Investor is bound or any material law, judgment, decree, order, rule, regulation, permit, license or other legal requirement of any government authority applicable to Buyer; or (ii) give any government authority or other person the right to challenge any of the transactions contemplated by this Agreement. No notice to, filing with, or consent of, any person is necessary in connection with this Agreement is triggered by, the execution, delivery or performance by the Buyer of this Agreement and the other documents contemplated hereby nor the consummation by the Buyer of the transactions contemplated hereby or thereby. Except that each of the Parties understand and agree that Buyer has an obligation to timely file a current report with the Securities and Exchange Commission on Form 8-K under the *Securities Exchange Act of 1934*, as amended (the "***1934 Act***") with respect to the transactions set forth in this Agreement and the contemplated consummation of the

transactions contemplated hereby or thereby (the "***Current Report Filing Obligation***").

1.07.3 Except for the Current Report Filing Obligation, the Buyer has given all notices, made all filings and obtained all consents necessary for the consummation of the transactions contemplated herein.

2.0 Mutual Release.

2.01 Release by Robinson and by each of the Sellers. Robinson and each of the Sellers on behalf of themselves and their managers, members, officers, employees, agents, attorneys, successors and assigns, and any and all past and present such persons (collectively, the "**Releasing Parties**"), forever relieves, releases and discharges Buyer and its directors, stockholders, officers, employees, agents, attorneys, successors and assigns, and any and all past and present such persons (collectively, the "**Released Parties**"), from any and all claims, counterclaims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys' fees), damages, injuries, actions and causes of actions, of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed (each a "**Claim**", and collectively, the "**Claims**"), that Robinson or any of the Releasing Parties may have that are based upon, relate to or arise out of the Purchase Agreement, the transactions underlying the Purchase Agreement and all actions taken, directly or indirectly by the Released Parties prior to the Effective Date. Such release will not apply to or affect any breach of this Agreement or any other transaction entered into between the Buyer and any one or more of the Sellers after the Effective Date.

2.02 Release by the Buyer. The Buyer, on behalf of itself and the Released Parties, forever relieves, releases and discharges Robinson and the Releasing Parties, from any and all Claims that the Buyer or any of the Released Parties may have that are based upon, relate to or arise out of the Purchase Agreement, the transactions underlying the Purchase Agreement, or both of them. Such release will not apply to or affect any breach of this Agreement, the transactions underlying this Agreement, or both of them.

2.03 Release Representations. Each of the Parties hereto, for itself and on behalf of such Party's other respective releasing parties, represents, warrants and agrees that (a) such Party hereby waives any Claims such Party has against any of the parties it is releasing hereunder, (b) such Party covenants not to institute against any of the parties it is releasing hereunder any proceeding, suit or action, at law or in equity, of whatsoever kind or nature, whether criminal or civil, or in any way to aid in or encourage the institution or prosecution thereof, for damages, expenses, compensation, injunctive relief or otherwise, arising from or based upon any Claim, (c) none of the Claims such Party is releasing and waiving hereunder have been sold, assigned or otherwise transferred or encumbered (directly or indirectly) to any person or party whatsoever, (d) such Party has the full right and power to grant, execute and deliver the full and complete release and waiver contained herein, and

(e) the release made by, and the representations, warranties, and covenants of the other Parties hereto, are accepted by each Party hereto as a material inducement to entering into and consummating the transactions contemplated by this Agreement.

2.04 Unknown Claims. Each Party hereto represents that it is not aware of any claim against or involving any Party it is releasing hereunder other than the Claims, all of which are released hereunder. Each Party hereto acknowledges that it has been advised by legal counsel and is familiar with the legal principle that provides that a general release does not extend to claims which the releasor does not know or suspect to exist in its favor at the time of executing the release, which if known by it must have materially affected its settlement with the releasee. Each Party hereto, being aware of said principle, agrees to expressly waive any rights to this effect, as well as under any other statute or common law principles of similar effect.

3.00 Effect of a Breach. Each Party and agrees that the representations and warranties set forth in this Agreement are a material inducement to the other Parties entering into this Agreement. In the event of a breach of this Agreement, the breaching Party agrees that the non-breaching Party shall be entitled to temporary and permanent injunctive relief to enforce the provisions hereof, and that such relief may be granted without the necessity of proving actual damages. This provision with respect to injunctive relief shall not, however, diminish the right of the Parties to claim and recover damages, or to seek and obtain any other relief available to it at law or in equity, in addition to injunctive relief.

4.00 Miscellaneous.

4.01 No Admission of Liability. This Agreement shall not be construed as an admission by any Party of any validity or invalidity of such Party's claims or defenses in any action or proceeding. Neither this Agreement's terms nor the fact of this Agreement shall be offered or received in evidence or be admissible for any reason in any form in any action or proceeding in any court or tribunal (other than an action to enforce the terms hereof), or used, publicized or disclosed in any manner as an admission, concession or evidence of any liability or wrongdoing of any nature by any Party.

4.02 Further Assurances. At any time or from time to time after the Effective Date, at the request of a Party, and without further consideration, each of the Parties shall execute and deliver, or shall cause its respective affiliate(s) to execute and deliver, such other agreements, instruments, certifications or other documents as may be necessary or desirable to effectuate the transactions and fulfill its obligations under this Agreement.

4.03 Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each of the Parties consents to mandatory arbitration

as set forth in Section 4.18 of this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum *non conveniens*, to the bringing of any such proceeding as set forth in Section 4.18 of this Agreement.

4.04 Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY'S RIGHT TO DEMAND TRIAL BY JURY.

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4.05 Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the Parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

4.06 Successors. This Agreement shall be binding upon the Parties and their respective heirs, legal representatives, successors and assigns and shall inure to the benefit of the Parties and their respective heirs, successors, and assigns.

4.07 Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Parties to which such amendment and/or waiver applies.

4.08 Entire Agreement. This Agreement, together with all other documents contemplated herein, constitutes the sole and entire agreement between the Parties, whether written or oral, relating to the subject matter hereof and thereof. This Agreement may only be amended by the Parties in writing.

4.09 Expenses. Each Party shall pay its own legal fees and expenses incurred with respect to the Arbitration, any litigation, any dispute, and also the negotiation and drafting of this Agreement, and the transactions contemplated hereby.

4.10 Attorneys' Fees. In the event of any action at law or in equity or any arbitration to enforce or interpret the terms of this Agreement or any document executed in connection herewith, the Parties agree that the prevailing party shall be entitled to an award of the full amount of the attorneys' fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court's power to award fees and expenses for frivolous or bad faith pleading.

4.11 Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation), (b) the earlier of the date delivered or the third Trading Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (c) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days' advance written notice similarly given to each of the other parties hereto):

If to the Buyer:

Rogue One, Inc. (Formerly Fresh Promise Foods, Inc.)
Attn: Mr. Joe E. Poe, Jr.
3416 Shady Brook Drive,
Midwest City, Oklahoma 73110
E-mail: joepoe2@yahoo.com

If to Robinson and/or any one or all of the Sellers:

Creative Edge Nutrition, Inc.
James L. Robinson
12411 Osborne St Unit #75
Arleta, Ca 91331
E-mail: jrobbie16@gmail.com

4.12 Counterparts. This Agreement may be signed in one or more counterparts, which together shall constitute one document. Additionally, facsimile signatures or signatures conveyed via e-mail in one or more counterparts of this Agreement shall be binding.

4.13 Third Party Beneficiaries. Except as expressly set forth herein, nothing in this Agreement, express or implied, is intended to confer upon any person, other than the Parties, any rights, remedies, obligations, or liabilities of any nature whatsoever.

4.14 Acknowledgement. By executing this Agreement, each of the Parties evidences that it carefully read and fully understands all of the provisions of this Agreement. Each Party further acknowledges that, in executing this Agreement, it has not relied on any promise of future benefit or any statement of any of the Parties, or anyone representing any of the Parties, whether written or oral, not set forth in this Agreement.

4.15 Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement.

4.16 Arbitration. (a) Any dispute or claim arising to or in any way related to this Agreement shall be settled by binding arbitration in San Diego, California but any dispute or controversy arising out of or interpreting this Agreement shall be settled in accordance with the laws of the State of California as if this Agreement were executed and all actions were performed hereunder within the State of California. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA").

(b) AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. Each party shall pay its own expenses associated with such arbitration (except as set forth in Section 4.10 Above). A

demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations. The decision of the arbitrators shall be rendered within 60 days of submission of any claim or dispute, shall be in writing and mailed to all the parties included in the arbitration. The decision of the arbitrator shall be binding upon the parties and judgment in accordance with that decision may be entered in any court having jurisdiction thereof.

4.17 Construction; Joint Drafting. The Parties acknowledge that they have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed consistent with the joint drafting of this Agreement by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the Effective Date.

THE BUYER:

ROGUE ONE, INC (FORMERLY FRESH PROMISE FOODS, INC.)

BY: Joe E. Poe, Jr.

By: Joe E Poe 12/7/20

Joe E. Poe, Jr., CEO Date

LaKeeau Ray
Notary

LAKEEAU RAY NOTARY # 19001193 EXP. 02/01/23 PUBLIC STATE OF OKLAHOMA

THE SELLER:

ROBINSON:

BY: JAMES L. ROBINSON

By: James L. Robinson 12/7/20

James L. Robinson Date

CREATIVE EDGE NUTRITION, INC.:

BY: James L. Robinson

By: James L. Robinson 12/7/20

James L. Robinson, CEO Date

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT **CIVIL CODE § 1189**

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of Los Angeles)

On December 07/2020 before me, TANYA PAGE, NOTARY PUBLIC,
Date — Here Insert Name and Title of the Officer

personally appeared JAMES L. ROBINSON
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

TANYA PAGE
Notary Public - California
Los Angeles County
Commission # 2174803
My Comm. Expires Jan 3, 2021

Signature [signature]
Signature of Notary Public

Place Notary Seal Above

OPTIONAL

Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document Settlement Agreement
Title or Type of Document: Waiver and Release of Claims Document Date: 12/07/2020
Number of Pages: 22 Signer(s) Other Than Named Above: NO OTHER SIGNER

Capacity(ies) Claimed by Signer(s)

Signer's Name: James L. Robinson	Signer's Name:
☐ Corporate Officer — Title(s):	☐ Corporate Officer — Title(s):
☐ Partner — ☐ Limited ☐ General	☐ Partner — ☐ Limited ☐ General
☑ Individual ☐ Attorney in Fact	☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator	☐ Trustee ☐ Guardian or Conservator
☐ Other:	☐ Other:
Signer Is Representing: James L. Robinson	Signer Is Representing:

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